EXHIBIT 10.39

      THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.

  REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND
                           IS DENOTED HEREIN BY *****.


December 22, 1999


Robert S. Thomas
President
Charles and Colvard
P.O. Box 13533
Research Triangle Park, NC  27709-3533


This letter, if accepted by C3 Inc., doing business as Charles & Colvard, will serve as an amendment to the May 3, 1999 agreement between Cree and Charles & Colvard according to the following terms:

1. Cree agrees to supply production crystals and Charles and Colvard agrees to purchase production crystals according to the terms outlined in this letter for a period of one year beginning January 1, 2000.

2. Charles & Colvard will purchase the production crystals according to the following schedule:

   --------------------------------------- ----------------------------------
                                                      $ Value of
                    Date                         Production Shipments

   --------------------------------------- ----------------------------------
   --------------------------------------- ----------------------------------
             January 1, 2000 -                          $*****
               March 26, 2000

   --------------------------------------- ----------------------------------
   --------------------------------------- ----------------------------------
              March 26, 2000 -                          $*****
               June 25, 2000

   --------------------------------------- ----------------------------------
   --------------------------------------- ----------------------------------
              June 25, 2000 -                           $*****
             September 24, 2000

   --------------------------------------- ----------------------------------
   --------------------------------------- ----------------------------------
            September 24, 2000 -                        $*****
             December 24, 2000

   --------------------------------------- ----------------------------------

3. Cree will supply all crystals delivered to Charles & Colvard during this period according to the pricing schedule in Exhibit A.

4. All crystals supplied under this agreement will be produced using systems owned by Charles & Colvard. If Cree receives orders for production crystals from Charles & Colvard in excess of the production capacity owned by Charles & Colvard, Cree will supply up to *** crystal growth systems to meet the product demand of Charles & Colvard with a conversion time for these systems not to exceed four months.

      THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.

  REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND
                           IS DENOTED HEREIN BY *****.

5. Charles & Colvard will continue funding of the development program at Cree under the July 1, 1998 Amended and Restated Development Agreement (the "Development Agreement") at $120,000 per month.

6. Charles & Colvard may switch growers from 2" to 3" diameter crystals or from 3" to 2" diameter crystals provided it gives Cree at least ***** days notice and such additional time as reasonably required to address any conversion and ramp-up issue. Charles & Colvard agrees to pay for any upgrade costs, not to exceed $***** per system associated with converting systems owned by Charles & Colvard.

7. As used in Exhibit A, "usable mm" means light or medium light material, as previously defined by both parties, judged versus the master crystal. Any discrepancies in usable material will be mutually resolved by Cree and Charles & Colvard. All grading will be concluded in a timely manner and consistent with past practice.

8. During the term of this agreement, the parties will negotiate in good faith a mutually acceptable method and process for quantifying micropipe defects in the crystals. The parties will then negotiate a mutually acceptable means to include these defects in the grading specifications for production crystals.

9. Except as provided above, purchases will be subject to the terms and conditions of the Supply Agreement, and the development program will be subject to the terms and conditions of the Development Agreement.

10. If the parties do not agree in writing, prior to December 22, 2000, on a mutually acceptable definition of "Repeatable Process" for purposes of Sections 1.1 and 2.4 of the Supply Agreement, then unless otherwise agreed in writing by the parties, thereafter Charles & Colvard will purchase from Cree, and Cree will sell to Charles & Colvard, material in accordance with the pricing and other terms and conditions set forth in the Supply Agreement, and no minimum specifications shall be applicable to such material.

11. The contents of this letter shall be considered "Confidential Information" of each party subject to the provisions of Section 5 of the Supply Agreement.

If acceptable, please sign below and date to indicate Charles & Colvard's binding agreement to these terms.


/s/Charles M. Swoboda                                /s/Robert S. Thomas
------------------------                             ---------------------------
Charles M. Swoboda                                   Robert S. Thomas
President & COO                                      President & COO

      THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH
                                 THE COMMISSION.

  REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND
                           IS DENOTED HEREIN BY *****.

                                    EXHIBIT A

C3 Crystal Pricing Schedule

January 1, 2000 through December 31, 1999
2" crystals will be sold according to 2" Schedule A
3" crystals will be sold according to 3" Schedule C

Terms of Pricing
The "usable mm" is calculated by adding the "net light material" plus the "net medium light material" are defined as total material minus the % volume yield loss caused by inclusions and defects including seed fur, spots, cracks, poly, spokes, etc. as previously defined by both parties and in accordance with past practice.
In the case where the "usable mm" results in < ***** mm, the medium light price will be calculated as *****.
The "medium light material" prototype yield will be based on a rolling month average of stones not greater than 1 carat (7 mm).
* The > ***** mm cap for 2" is subject to increase as yield improvements warrant according to the following schedule: $*****/mm of length ***** mm for schedule A.
** The > ***** mm cap for 3" is subject to increase as yield improvements warrant according to the following schedule: $*****/mm of length ***** mm for schedule C.


----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2" Schedule A
         Usable mm                 Light Price                 mm                     cm3                   $/cm3
            < **                      *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------

----------------------------- ---------------------- ----------------------- ---------------------- ----------------------
2" Schedule C
         Usable mm                 Light Price                 mm                     cm3                   $/cm3
            < **                      *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
          ** - **                     *****                  *****                   *****                  *****
            > **                      *****                  *****                   *****                  *****
----------------------------- ---------------------- ----------------------- ---------------------- ----------------------